Exhibit 31.2
Certification Pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002
I, Rob N. Woseth, certify that:
1.     I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of SUPERVALU INC; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 12, 2018	/S/ ROB N. WOSETH
Rob N. Woseth
Executive Vice President and Chief Financial Officer